EXHIBIT 99.1
                  FORM OF RESIGNATION AND CONSULTING AGREEMENT

                      RESIGNATION AND CONSULTING AGREEMENT

        AccuImage Diagnostics Corp, a Nevada corporation ("AccuImage"), and Julius R. Krevans ("Krevans"), an individual resident of Maine, enter into this Consulting Agreement ("Agreement"), as of February 20, 2004.

        RECITALS

        A. Krevans wishes to resign as a board member of AccuImage

        B. AccuImage wishes to engage Dr. Krevans as a consultant to the Company to avail itself of Krevans's experience, skills, and knowledge.

        C. Krevans wishes to be engaged as AccuImage's Consultant.

        D. AccuImage and Krevans wish to enter into this Agreement on the terms and conditions set forth below.

        AGREEMENT

        Krevans resigns as a director of AccuImage effective the date of this Agreement.

        1.        CONSULTING TERM.

AccuImage shall employ Krevans as its Consultant for three years, commencing on the effective date of this agreement. Unless AccuImage gives notice of its or his intention to renew this Agreement shall be deemed expired at the expiration of its three-year term on all of its terms and conditions.

        2.        KREVANS 'S DUTIES.

                  2.1 In his capacity as AccuImage's Consultant, Krevans shall perform all acts or services and do all things necessary or advisable to assist the Company, subject to the policies set by AccuImage's board of directors. In this role Krevans will report to the Chairman and/or CEO.

                  2.2 Krevans shall not misuse, misappropriate, or, except as authorized by AccuImage's board of directors, disclose to persons not employed by AccuImage, any confidential information concerning AccuImage so long as the information is reasonably subject to characterization as a "trade secret" within the meaning of California Civil Code Section 3426.1 (d) as that section exists on the date of this Agreement is executed or renewed. The confidential information subject to the prohibition in this paragraph includes, but is not limited to, information concerning finances, personnel, customers, computer operations and programs, research and development, products, or services.

        3.        KREVANS'S COMPENSATION.

                  3.1 During the term of this Agreement Krevans's compensation shall be the sum of $1.00 payable in three installments at the anniversary of this agreement.

        4.        REIMBURSEMENT OF REASONABLE BUSINESS EXPENSES.

         AccuImage shall promptly reimburse Krevans for all pre-approved business expenses incurred by Krevans in the discharge of his duties under this agreement, so long as the expenditures qualify as proper business deductions under the Internal Revenue Code, and they are properly substantiated by Krevans with documentation adequate to establish their deductibility under the Internal Revenue Service Code.

        5.        TERMINATION.

                  5.1. This Agreement shall be terminated upon Krevans 's disability, death or upon Krevans 's voluntary resignation, termination for cause or retirement.

                  5.2 If, this agreement terminates for "Cause" (as defined herein), Krevans shall not be entitled to compensation as provided in this Agreement. "Cause" is defined as (1) an act of personal dishonesty taken by Krevans in connection with his responsibilities as a consultant and intended to result in personal enrichment of Krevans
         (ii) Krevans 's conviction  of, plea of NOLO  CONTENDERE  to, a felony,
         (iii) a willful act by Krevans which constitutes gross misconduct and which is injurious to the Company.

         6. EFFECT OF MERGER, TRANSFER OF ASSETS, OR DISSOLUTION. This Agreement shall be terminated by a voluntary or involuntary termination of AccuImage's existence resulting from a merger or consolidation in which AccuImage is not the consolidated or surviving entity or a transfer of all or substantially all of AccuImage's assets.

         7. OWNERSHIP OF INTANGIBLES. All research, development, designs, processes, inventions, copyrights, patents, trademarks, service marks, and the like that Krevans conceives or develops while this Agreement is in effect shall be AccuImage 's property. Krevans shall execute and deliver to AccuImage a copy of AccuImage's standard employee confidentiality and proprietary rights agreement.

         8. NON-COMPETITION BY KREVANS AFTER TERMINATION

                  8. 1. Immediately upon termination of this Agreement, Krevans shall immediately deliver to AccuImage all of AccuImage's property then in his possession or under his controls.

                  8.2 For a period of one year after termination of this Agreement, Krevans agrees not to compete unfairly, whether directly or indirectly, with AccuImage. For purposes of this paragraph, to "compete unfairly" is to (a) use or provide to third parties property that is owned by AccuImage under Paragraph 9; (b) use or provide to third parties trade secrets within the definition of California Civil Code
         Section 3426.1 (d) as that section exists on the date this Agreement is executed or renewed; (c) compete or to assist third parties to compete with AccuImage for the business of AccuImage 's customers with respect to the services offered by AccuImage on the date this Agreement is terminated; or (d) attempt to induce or assist third parties to induce or attempt to induce, any of AccuImage 's employees to terminate employment with AccuImage and obtain employment by any person or entity that competes with AccuImage .

         9.       MISCELLANEOUS PROVISIONS.

                  9.1. This Agreement is made in and is subject to the law of the State of California.

                  9.2 Notices to be given in writing shall be transmitted by personal delivery or by certified mail, return receipt requested, addressed as set forth below or to another address given through written notice under the provisions of this paragraph:

         If to AccuImage:                     If to Krevans:

         AccuImage, Inc                       10 Mason Point Road
         Attention: Board of Directors        Mt. Desert, Maine 04660
         501 Grandview Avenue Suite 100
         South San Francisco, CA 94080

Notices delivered personally shall be deemed communicated as of the date of receipt. Mailed notices shall be deemed communicated as of the date of mailing.

                  9.3 This Agreement is AccuImage's and Krevans's entire agreement with respect to Krevans's consulting and it supersedes all other agreements, whether written or oral, between them. Each acknowledges there is no representation, inducement, promise, or agreement, whether oral or in writing, with respect to this Agreement's subject matter that is not incorporated into this Agreement.

         Executed at SOUTH SAN FRANCISCO            Date:2/20/04

         AccuImage Diagnostics Corp /S/AVI FALIKS, Avi Faliks, Director

         Executed at SOUTH SAN FRANCISCO            Date:2/20/04

         By /S/JULIUS KREVANS, Julius Krevans, Consultant



The form of Resignation and Consulting Agreement signed by each of Dr. C. Allen Wall, Chris Shepherd, Louis Kearn and John Klock are identical in all material respects to the form filed herewith other than as to the Consultant and differ only with respect to the individual party to the Agreement and the address for notices to the Consultant. Therefore, pursuant to Instruction 2 to item 601 of Regulation S-K, each of the following Resignation and Consulting Agreements has been omitted from Exhibit 99.1. The Registrant agrees to file copies of the agreements listed below if requested to do so by the Commission.


Resignation and Consulting Agreement, dated February 20, 2004, by and between AccuImage Diagnostics Corp. and C. Allen Wall.

Resignation and Consulting Agreement, dated February 20, 2004, by and between AccuImage Diagnostics Corp. and Chris Shepherd.

Resignation and Consulting Agreement, dated February 20, 2004, by and between AccuImage Diagnostics Corp. and Louis Kearn.

Resignation and Consulting Agreement, dated February 20, 2004, by and between AccuImage Diagnostics Corp. and John Klock.